

Glacier Bancorp, Inc.
Montana, Idaho, Utah, Washington, Wyoming, Colorado & Arizona

Glacier Bancorp, Inc.

# Acquisition of

Collegiate Peaks Bank

June 6, 2017

# Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company's plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "should," "projects," "seeks," "estimates", or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company's portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company's net interest income and profitability; 3) legislative or regulatory changes, including increased banking and consumer protection regulation that adversely affect the Company's business; 4) ability to complete pending or prospective future acquisitions, limit certain sources of revenue, or increase cost of operations; 5) costs or difficulties related to the completion and integration of acquisitions; 6) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) reduced demand for banking products and services; 8) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 9) competition among financial institutions in the Company's markets may increase significantly; 10) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company's common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) consolidation in the financial services industry in the Company's markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 13) dependence on the CEO, the senior management team and the Presidents of Bank divisions; 14) potential interruption or breach in security of the Company's systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) the Company's success in managing risks involved in the foregoing; and 17) the effects of any reputational damage to the Company resulting from any of the foregoing. Please take into account that forward-looking statements speak only as of the date of this presentation. Given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations and you should not place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

# Transaction Rationale

- Glacier Bancorp, Inc. will acquire Columbine Capital Corporation, the bank holding company for Buena Vista, Colorado-based Collegiate Peaks Bank
  - $469 million total assets
  - 1.26% LTM ROAA
  - 33% noninterest-bearing deposits
  - 0.20% NPAs / Assets
  - 5.94% MRQ yield on loans; 0.23% MRQ cost of deposits
- Collegiate Peaks Bank will become Glacier's 15th separate banking division
- Community bank model with characteristics that fit Glacier's criteria and culture
- Further strengthens Glacier's Colorado presence specifically in the Mountain and Front Range regions
  - Combined loans in Colorado will exceed $875 million
  - Combined deposits in Colorado will exceed $1.1 billion
- Significant growth opportunities on the Front Range with increased lending limits and expanded product offerings, while continuing to maintain the community bank model
- Projected close in Q1 2018 when Glacier will cross $10 billion in total assets
- Financially attractive: immediately accretive to earnings per share, tangible book value earnback of ~2.5 years, and an internal rate of return in excess of 15%

Source: SNL Financial; bank call report data. Financial data is as of or for the period ended March 31, 2017.

# Glacier is a "Company of Banks"


Glacier Bank
North Cascades Bank
First Bank of Montana
Western Security Bank
Mountain West Bank
Big Sky Western Bank
First Bank of Wyoming
Where YOU are FIRST!
First Security Bank
First State Bank
Valley Bank
Division of Glacier Bank
Citizens Community Bank
A Friend You Can Talk To
Collegiate Peaks Bank
Bank of the San Juans
Foothills Bank
WASHINGTON
MONTANA
IDAHO
WYOMING
UTAH
COLORADO
ARIZONA
Kalispell
Helena
Olympia
Boise
Cheyenne
Salt Lake City
Denver
Phoenix
15
90
82
94
86
25
80
76
70
40
17

# Collegiate Peaks Bank Overview

## Loan Composition (3/31/2017)

*Yield on Loans: 5.94%*
*Total Loans: $331mm*



Consumer & Other 1%
Multifamily 4%
C&D 20%
NOO CRE 22%
C&I 16%
OO CRE 18%
HELOC 6%
Residential RE 13%

## Deposit Composition (3/31/2017)

*Cost of Deposits: 0.23%*
*Total Deposits: $401mm*



Retail Time 4%
MMDA & Sav. 25%
Jumbo Time 9%
DDA 33%
NOW & Other 29%

## Financial Highlights

| | |
|---|---|
| Headquarters | Buena Vista, CO |
| Number of Branches | 5 |
| **Balance Sheet:** | |
| Total Assets ($mm) | $468.6 |
| Gross Loans ($mm) | $331.4 |
| Deposits ($mm) | $401.0 |
| Loans / Deposits | 82.6% |
| **Capital:** | |
| TCE / TA | 10.06% |
| Leverage Ratio | 10.56% |
| Total Capital Ratio | 14.75% |
| **2017Q1 Performance Metrics:** | |
| ROAA | 1.23% |
| ROAE | 10.72% |
| Net Interest Margin - FTE | 4.52% |
| Efficiency Ratio - FTE | 55.2% |
| **Asset Quality:** | |
| NPAs / Assets | 0.20% |
| NCOs / Avg Loans | 0.00% |
| LLR / Gross Loans | 1.20% |

Source: SNL Financial; bank call report data. Financial data is as of or for the period ended March 31, 2017.

# Continued Expansion in Colorado

| | Announcement Date | Branches | At Announcement: Total Deposits | At Announcement: Gross Loans |
|---|---|---|---|---|
| *Bank of the San Juans* | 8/19/2008 | 3 | $131 million | $130 million |
| *First National Bank of the Rockies* | 5/8/2014 | 10 | $305 million | $132 million |
| *Cañon National Bank* | 7/30/2015 | 9 | $225 million | $159 million |
| Bank of the San Juans (Total) | | 22 | $661 million | $421 million |
| Collegiate Peaks Bank | 6/6/2017 | 5 | $401 million | $331 million |
| **Colorado (Total)** | | **27** | **$1,062 million** | **$752 million** |


Adams County
$22mm Deposits
Denver County
$158mm Deposits
Chaffee County
$162mm Deposits
Glacier
Columbine

Source: SNL Financial.
Note: Deposit data on map is as of 6/30/2016; financials in table are as of the most recent quarter prior to announcement.

# Colorado Market

## Market Overview

- The state of Colorado was one of the top 5 fastest growing states over the last two years based on population growth percentage
- Colorado is the nation's second-most highly educated state with 39.2% of residents having a bachelor's degree or higher
- Colorado also ranks No. 1 for labor supply
- Metro Denver is a dynamic location where companies can easily attract highly skilled workers and expand their operations
- The Denver MSA has an 8.1% projected population growth rate between 2017 and 2022 and is one of the fastest-growing areas in the nation
- The Metro Denver region is also one of the top in the country for in-migration of Millennials, which will make up the future workforce

## Demographic Highlights



Denver MSA
Colorado
United States
8.1%
7.1%
3.8%
9.4%
8.2%
7.3%
Projected Population Growth 2017 - 2022 (%)
Projected Median HHI Growth 2017 - 2022 (%)

## Colorado-based Fortune 500 Companies

dish NETWORK
DaVita.
LIBERTY INTERACTIVE CORPORATION
Ball
Level(3) COMMUNICATIONS
NEWMONT
ARROW ELECTRONICS, INC.
WESTERN UNION WU
Envision HEALTHCARE
ch2m

Sources: SNL Financial; Metro Denver Economic Development Corporation.

# Transaction Overview

| | |
|---|---|
| Consideration to Common [(1)] | 1,717,229 shares and $15.7 million in cash |
| Transaction Value[(2)(3)] | $73.9 million |
| Consideration Mix | ~78.2% stock and ~21.8% cash[(1)] |
| Collars [(4)] | Glacier price between $31.08 to $42.04, fixed shares and fixed cash |
| Pro Forma Ownership | 97.8% Glacier / 2.2% Columbine |
| Due Diligence | Completed, including extensive loan and compliance review |
| Required Approvals | Customary regulatory and Columbine shareholder approvals |
| Expected Closing | Q1 2018 |

(1) Based on a fixed exchange ratio of 3.7681, per the merger agreement.
(2) Based on Glacier's closing stock price of $32.88 on 6/6/2017 and Columbine shares outstanding as of 3/31/2017.
(3) Includes consideration paid for shares and value of Columbine options assumed by Glacier.
(4) Above Glacier price of $42.04, Glacier has termination right and Columbine can reinstate by adjusting exchange ratio. Below Glacier price of $31.08, Columbine has termination right and Glacier can reinstate by adjusting exchange ratio, cash or a combination thereof.

# Transaction Assumptions

| | |
|---|---|
| Cost Savings | ~$1.8 million or 14.6% of Columbine's 2018 estimated noninterest expense<br>80% phase-in during 2018 and 100% thereafter |
| Revenue Synergies | Not included |
| Transaction Expenses | $3.9 million, pre-tax |
| Loan Marks | 2.12% gross loan mark |
| Core Deposit Intangible | 1.50% |
| Minimum Tangible Equity | $36.1 million; excess capital to be paid out to Columbine common shareholders as a special dividend prior to closing |

# Pro Forma Financial Impact

**Transaction Multiples[1]**

| | |
|---|---|
| Price / TBV | 1.92x |
| Price / LTM Earnings | 14.6x |
| Core Deposit Premium[2] | 9.5% |

**Transaction Metrics**

| | |
|---|---|
| 2018 est. EPS Accretion[3] | ~1.4% |
| 2019 est. EPS Accretion[3] | ~1.7% |
| TBV Earnback Period | ~2.5 years |
| Internal Rate of Return | >15% |

**Estimated Pro Forma Capital Ratios At Closing**

| | |
|---|---|
| TCE / TA | 10.4% |
| Leverage Ratio | 11.9% |
| Total Capital Ratio | 16.2% |

(1) Based on Glacier closing stock price of $32.88 on 6/6/2017.
(2) Core deposits equal to total deposits less time deposits greater than $100,000.
(3) Includes 80% 2018 phase-in of cost savings and 100% thereafter.

# Concluding Observations

- The Collegiate Peaks Bank acquisition continues Glacier's tradition of adding high quality regional banks that fit the Glacier community banking model

- Continues our build-out of Colorado, making the state the third largest contributor to loans and deposits
  - Further diversification of income and operations across Glacier's footprint

- Attractive pro forma financial metrics consistent with Glacier's disciplined approach to acquisitions

- The merger benefits all constituents
  - Collegiate Peaks employees will be able to focus greater attention on customers and communities
  - Communities benefit from having a community bank with greater resources
  - Glacier investors benefit from an earnings accretive transaction



GLACIER BANCORP, INC.
Montana, Idaho, Utah, Washington, Wyoming, Colorado & Arizona